UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00043

DWS Investment Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2012

ITEM 1.	REPORT TO STOCKHOLDERS
SEPTEMBER 30, 2012 Annual Report to Shareholders

DWS Small Cap Core Fund

Contents
4 Portfolio Management Review
9 Performance Summary
12 Investment Portfolio
24 Statement of Assets and Liabilities
26 Statement of Operations
27 Statement of Changes in Net Assets
28 Financial Highlights
32 Notes to Financial Statements
42 Report of Independent Registered Public Accounting Firm
43 Information About Your Fund's Expenses
44 Tax Information
45 Investment Management Agreement Approval
51 Summary of Management Fee Evaluation by Independent Fee Consultant
55 Board Members and Officers
60 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

The fund's managers believe that by combining techniques used by fundamental value investors with extensive growth and earnings analysis they can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment.

For the 12-month period ended September 30, 2012, DWS Small Cap Core Fund returned 34.61%, outperforming the Russell 2000® Index return of 31.91% and the 29.94% average return for its peers in the Morningstar Small Blend Funds category.

During DWS Small Cap Core Fund's most recent fiscal period, positive momentum from late 2011 carried over into the early part of this year. With the markets in a sweet spot of low inflation and attractive valuations, confidence grew regarding the sustainability of the U.S. economic recovery, despite lingering concerns about possible sovereign defaults in southern Europe. Also of concern was the potential of a hard economic landing in China and the threat of the U.S. "fiscal cliff" (tax hikes and automatic spending cuts that could endanger the U.S. recovery unless Congress takes action).

The market reentered another period of risk aversion in May 2012, as concern over Greece's possible exit from the euro and a "soft patch" of U.S. economic data led to sharp stock declines. Renewed hope that the United States would avoid another recession came after encouraging economic releases pertaining to housing and durable goods orders. In July, statements by the European Central Bank President concerning his determination to preserve the euro currency sparked strong market rallies around the world, as investors grew more confident that Europe would avert insolvency for its peripheral countries. Optimism about the Fed's third round of purchasing government and other securities from the market to increase the money supply, also lifted stocks. The rally faded somewhat by late September, however, as social unrest in peripheral Europe and weaker U.S. economic data weighed on sentiment.

In selecting stocks for the portfolio, the fund's managers employ a quantitative stock valuation model that compares each company's stock price to its earnings, book value, sales and other measures of performance potential. They believe that by combining techniques used by fundamental value investors with extensive growth and earnings analysis, they can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. They will normally sell a stock when they believe that it is too highly valued, its fundamental qualities have deteriorated, when its potential risks have increased or when the company no longer qualifies as a small company.

Positive Contributors to Fund Performance

During the fund's most recent fiscal year, stock selection in the energy, bank, and semiconductors and semiconductor equipment sectors contributed most to the fund's very strong performance. Three of the largest individual contributors to returns were AOL, Inc., Citizens Republic Bancorp, Inc. and Arctic Cat, Inc. In the case of Web services company AOL, the majority of the stock's outperformance came from the very positive investor reaction to their $1.06 billion patent accord with Microsoft Corporation in April. The midwest bank Citizens Republic Bancorp has seen its share price rise steadily over the past 12 months, supported by strong earnings that have consistently exceeded analysts' forecasts. And shares of snowmobile and all-terrain vehicle manufacturer Arctic Cat surged in early 2012 following an earnings release that beat previous estimates by more than 50%, and after company officials raised their 2012 earnings forecast.

Negative Contributors to Fund Performance

For the period, stock selection in health care equipment and services, technology hardware and equipment, and retailing detracted from performance. Three of the largest individual detractors from returns were Cooper Companies Inc.,* Magellan Health Services, Inc. and Western Digital Corp. Holdings in the health care equipment firm Cooper Cos. were hurt by a recall of a portion of Cooper's contact lens inventory and downward pressure on the sector in general. Shares of Magellan Health Services, a managed care company, were punished by investors after a nearly 40% decline in earnings during the first quarter. Lastly, the fund's position in the technology hardware and equipment firm Western Digital detracted from performance as company officials forecasted price decreases for Western's products.

* Not held in the portfolio as of September 30, 2012.

"Longer-term, we believe that investors should be as broadly diversified as possible, and that, as appropriate, they should have exposure to a portfolio of carefully selected small-cap stocks."

Outlook and Positioning

In spite of the more positive tone of economic data earlier in the period, doubts have once again emerged concerning the sustainability of the U.S. recovery, which has been quite variable over the past several years. We believe the economy recently appeared to have hit another soft patch, but we believe the U.S. economy looks likely to avoid a double-dip recession. Investors appear poised to take on more risk, as the European sovereign situation seems better contained, China looks likely to avoid a hard economic landing and confidence that the United States will avoid the fiscal cliff has increased. An improved outlook for U.S. housing and an uptick in consumer spending, even in the face of stubborn unemployment and fluctuating manufacturing reports, offer some bright spots.

Ten Largest Equity Holdings at September 30, 2012 (10.9%of Net Assets)
1. CoreLogic, Inc. Provides consumer, financial and property information services	1.2%
2. Western Refining, Inc. Refiner of crude oil and marketer of petroleum	1.1%
3. First American Financial Corp. Offers title insurance, speciality insurance and financial services	1.1%
4. Kulicke & Soffa Industries, Inc. Designer and manufacturer of materials used to assemble semiconductor devices	1.1%
5. Oshkosh Corp. Manufacturer of specialized motor vehicles for commercial and military purposes	1.1%
6. Brown Shoe Co., Inc. Operator of retail shoe stores	1.1%
7. Tesoro Corp. Explorer of crude oil and gas	1.1%
8. AOL, Inc. Provides Web services	1.1%
9. Delek U.S. Holdings, Inc. A diversified energy company focused on petroleum refining and supply and on retail marketing	1.0%
10. Regions Financial Corp. Provides banking services throughout the South, Midwest and Texas	1.0%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 12. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 60 for contact information.

Longer-term, we believe that investors should be as broadly diversified as possible, and that, as appropriate, they should have exposure to a portfolio of carefully selected small-cap stocks. We think that there are opportunities to deliver attractive long-term returns by investing in small-cap companies with strong balance sheets and solid fundamental characteristics. In the coming months, we will continue to utilize a balanced approach to seeking attractive investment opportunities among small-cap stocks.

Subadvisor

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Portfolio Management Team

Robert Wang, Head of Portfolio Management and Trading, QS Investors, LLC

• Began managing the fund in 2008

• Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

• BS, The Wharton School, University of Pennsylvania.

Russell Shtern, CFA, Head of Equity Portfolio Management and Trading, QS Investors, LLC

• Began managing the fund in 2010.

• Joined QS Investors in 2010 after 11 years of experience as a portfolio manager and trader's assistant with Deutsche Asset Management.

• BBA, Pace University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

Valuation refers to the price that investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its intrinsic value, or overvalued, which means that it trades at a more expensive price than its underlying worth.

The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000® Index. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Small Blend Funds category consists of funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages.

Performance Summary September 30, 2012 (Unaudited)
Average Annual Total Returns as of 9/30/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	34.61%	12.09%	0.00%	7.33%
Class B	33.63%	11.26%	-0.71%	6.52%
Class C	33.65%	11.27%	-0.76%	6.52%
Russell 2000® Index†	31.91%	12.99%	2.21%	10.17%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	26.87%	9.89%	-1.18%	6.70%
Class B (max 4.00% CDSC)	30.63%	10.72%	-0.88%	6.52%
Class C (max 1.00% CDSC)	33.65%	11.27%	-0.76%	6.52%
Russell 2000® Index†	31.91%	12.99%	2.21%	10.17%
No Sales Charges
Class S	34.92%	12.41%	0.25%	7.63%
Russell 2000® Index†	31.91%	12.99%	2.21%	10.17%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2012 are 1.60%, 2.37%, 2.37% and 1.24% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Net Asset Value
	Class A	Class B	Class C	Class S
Net Asset Value: 9/30/12	$18.63	$16.61	$16.64	$19.24
9/30/11	$13.84	$12.43	$12.45	$14.26

Morningstar Rankings — Small Blend Funds Category as of 9/30/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	87	of	660	13
3-Year	340	of	597	57
5-Year	396	of	513	77
10-Year	282	of	309	91
Class B 1-Year	119	of	660	18
3-Year	442	of	597	74
5-Year	440	of	513	85
10-Year	302	of	309	97
Class C 1-Year	118	of	660	18
3-Year	441	of	597	74
5-Year	441	of	513	86
10-Year	301	of	309	97
Class S 1-Year	80	of	660	12
3-Year	300	of	597	50
5-Year	386	of	513	75
10-Year	264	of	309	85

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of September 30, 2012
	Shares	Value ($)

Common Stocks 98.4%
Consumer Discretionary 13.5%
Auto Components 0.4%
Cooper Tire & Rubber Co.	10,800	207,144
SORL Auto Parts, Inc.* (a)	24,900	46,314
		253,458
Diversified Consumer Services 0.1%
Service Corp. International	3,800	51,148
Hotels, Restaurants & Leisure 2.7%
AFC Enterprises, Inc.*	3,600	88,560
Bob Evans Farms, Inc.	1,800	70,434
Brinker International, Inc.	14,400	508,320
Carrols Restaurant Group, Inc.*	7,700	44,352
Cracker Barrel Old Country Store, Inc.	4,400	295,284
Isle of Capri Casinos, Inc.*	6,600	45,870
Jack in the Box, Inc.*	3,900	109,629
Kona Grill, Inc.*	15,500	138,725
Luby's, Inc.*	3,400	22,882
MTR Gaming Group, Inc.*	18,300	77,043
Papa John's International, Inc.*	1,000	53,410
Shuffle Master, Inc.*	6,400	101,184
Six Flags Entertainment Corp.	1,300	76,440
Town Sports International Holdings, Inc.*	5,900	72,983
		1,705,116
Household Durables 2.2%
Beazer Homes U.S.A., Inc.* (a)	23,900	84,845
CSS Industries, Inc.	1,400	28,770
Hovnanian Enterprises, Inc. "A"* (a)	99,300	343,578
Jarden Corp.	2,600	137,384
Lennar Corp. "A" (a)	2,600	90,402
Libbey, Inc.*	5,800	91,524
Lifetime Brands, Inc.	3,000	35,730
M/I Homes, Inc.*	2,900	56,086
Meritage Homes Corp.*	5,600	212,968
NACCO Industries, Inc. "A"	1,500	188,115
Ryland Group, Inc. (a)	4,700	141,000
		1,410,402
Leisure Equipment & Products 0.4%
Arctic Cat, Inc.*	3,400	140,964
LeapFrog Enterprises, Inc.*	11,500	103,730
		244,694
Media 1.0%
Gannett Co., Inc.	4,000	71,000
Lions Gate Entertainment Corp.*	5,100	77,877
MDC Partners, Inc. "A"	20,000	246,800
Media General, Inc. "A"*	21,600	111,888
Spanish Broadcasting System, Inc. "A"*	17,300	56,398
The Madison Square Garden Co. "A"*	1,900	76,513
		640,476
Multiline Retail 0.6%
Dillard's, Inc. "A"	3,500	253,120
The Bon-Ton Stores, Inc. (a)	13,200	125,400
		378,520
Specialty Retail 5.3%
Aaron's, Inc.	5,900	164,079
American Eagle Outfitters, Inc.	21,600	455,328
ANN, Inc.*	1,900	71,687
Ascena Retail Group, Inc.*	600	12,870
Barnes & Noble, Inc.* (a)	5,500	70,290
Brown Shoe Co., Inc.	42,400	679,672
Build-A-Bear Workshop, Inc.* (a)	38,500	150,150
Cabela's, Inc.*	8,100	442,908
Collective Brands, Inc.*	600	13,026
Foot Locker, Inc.	9,800	347,900
Group 1 Automotive, Inc.	500	30,115
Lithia Motors, Inc. "A"	9,200	306,452
Penske Automotive Group, Inc.	1,600	48,144
Sonic Automotive, Inc. "A"	5,300	100,594
Stage Stores, Inc.	2,500	52,650
TravelCenters of America LLC*	48,700	261,032
West Marine, Inc.*	1,500	15,945
Zale Corp.*	14,800	102,120
		3,324,962
Textiles, Apparel & Luxury Goods 0.8%
Fifth & Pacific Companies, Inc.*	5,800	74,124
Kingold Jewelry, Inc.*	8,900	12,727
Movado Group, Inc.	3,200	107,904
The Jones Group, Inc.	25,000	321,750
		516,505
Consumer Staples 5.8%
Beverages 0.3%
Cott Corp.*	26,100	206,190
Food & Staples Retailing 1.2%
Pantry, Inc.*	17,300	251,715
Susser Holdings Corp.*	13,500	488,295
		740,010
Food Products 2.2%
Cal-Maine Foods, Inc. (a)	9,300	417,942
Dean Foods Co.*	34,000	555,900
Dole Food Co., Inc.* (a)	10,200	143,106
Farmer Brothers Co.*	2,000	19,020
Hain Celestial Group, Inc.*	900	56,700
John B. Sanfilippo & Son, Inc.*	9,800	127,596
Omega Protein Corp.*	7,700	52,822
Smart Balance, Inc.*	3,000	36,240
		1,409,326
Household Products 0.9%
Central Garden & Pet Co.*	4,100	48,749
Central Garden & Pet Co. "A"*	21,800	263,344
Spectrum Brands Holdings, Inc.*	6,100	244,061
		556,154
Personal Products 0.7%
Medifast, Inc.*	1,000	26,150
Physicians Formula Holdings, Inc.*	13,800	67,206
Prestige Brands Holdings, Inc.*	7,700	130,592
USANA Health Sciences, Inc.* (a)	5,400	250,938
		474,886
Tobacco 0.5%
Alliance One International, Inc.*	10,100	32,623
Universal Corp. (a)	5,200	264,784
		297,407
Energy 5.8%
Energy Equipment & Services 1.0%
Exterran Holdings, Inc.*	28,700	582,036
Helix Energy Solutions Group, Inc.*	3,000	54,810
		636,846
Oil, Gas & Consumable Fuels 4.8%
Adams Resources & Energy, Inc.	1,800	54,900
Alon U.S.A. Energy, Inc.	13,300	182,210
CVR Energy, Inc.*	600	22,050
Delek U.S. Holdings, Inc.	25,800	657,642
Double Eagle Petroleum Co.*	4,600	25,438
EPL Oil & Gas, Inc.*	7,800	158,262
L&L Energy, Inc.*	32,100	56,175
Petrobras Argentina SA (ADR)*	5,500	50,545
StealthGas, Inc.*	2,000	13,580
Tesoro Corp.	16,100	674,590
VAALCO Energy, Inc.*	50,600	432,630
Western Refining, Inc. (a)	26,900	704,242
		3,032,264
Financials 21.5%
Capital Markets 1.2%
Ares Capital Corp.	21,400	366,796
FBR & Co.*	5,100	15,759
Gladstone Capital Corp.	1,800	15,750
KCAP Financial, Inc.	13,700	126,862
Medallion Financial Corp.	4,200	49,602
Prospect Capital Corp. (a)	11,000	126,720
SWS Group, Inc.*	100	611
Walter Investment Management Corp.*	2,100	77,721
		779,821
Commercial Banks 7.7%
Banner Corp.	2,600	70,460
Centerstate Banks, Inc.	5,100	45,492
Century Bancorp., Inc. "A"	1,200	38,304
Citizens Republic Bancorp., Inc.*	19,900	385,065
Enterprise Financial Services Corp.	3,300	44,880
First BanCorp.*	4,300	19,006
First California Financial Group, Inc.*	9,600	66,816
First Merchants Corp.	39,500	592,895
Great Southern Bancorp., Inc.	2,000	61,820
Hanmi Financial Corp.*	13,800	176,778
Heartland Financial U.S.A., Inc.	2,400	65,448
KeyCorp	6,200	54,188
MainSource Financial Group, Inc.	26,400	338,976
Metro Bancorp., Inc.*	1,200	15,204
Pacific Mercantile Bancorp.*	2,400	15,696
Peoples Bancorp., Inc.	4,800	109,872
PrivateBancorp., Inc.	33,800	540,462
Regions Financial Corp.	89,700	646,737
Southwest Bancorp., Inc.*	26,800	290,780
StellarOne Corp.	6,100	80,276
Susquehanna Bancshares, Inc.	15,900	166,314
Taylor Capital Group, Inc.*	7,500	128,400
Texas Capital Bancshares, Inc.*	1,300	64,623
Wilshire Bancorp., Inc.*	71,000	447,300
Wintrust Financial Corp.	1,100	41,327
Zions Bancorp. (a)	16,600	342,873
		4,849,992
Consumer Finance 0.2%
CompuCredit Holdings Corp.* (a)	20,500	76,260
Nelnet, Inc. "A"	2,000	47,480
		123,740
Diversified Financial Services 0.4%
Marlin Business Services Corp.	1,600	33,936
PHH Corp.* (a)	10,200	207,570
		241,506
Insurance 5.3%
Aspen Insurance Holdings Ltd.	5,100	155,499
CNO Financial Group, Inc.	26,800	258,620
First American Financial Corp.	32,200	697,774
Global Indemnity PLC*	1,700	37,196
Hilltop Holdings, Inc.*	9,400	119,474
MBIA, Inc.* (a)	22,800	230,964
Montpelier Re Holdings Ltd.	20,800	460,304
National Financial Partners Corp.*	2,900	49,010
ProAssurance Corp.	2,500	226,100
Seabright Holdings, Inc.	5,100	56,100
State Auto Financial Corp.	900	14,751
Stewart Information Services Corp. (a)	26,100	525,654
United Fire Group, Inc.	6,300	158,256
Validus Holdings Ltd.	2,500	84,775
White Mountains Insurance Group Ltd.	500	256,670
		3,331,147
Real Estate Investment Trusts 5.2%
Ashford Hospitality Trust (REIT)	14,800	124,320
Capital Trust, Inc. "A" (REIT)*	3,800	14,326
CapLease, Inc. (REIT)	54,500	281,765
CBL & Associates Properties, Inc. (REIT)	30,200	644,468
Cedar Realty Trust, Inc. (REIT)	29,500	155,760
Chimera Investment Corp. (REIT)	53,400	144,714
Extra Space Storage, Inc. (REIT)	4,800	159,600
FelCor Lodging Trust, Inc. (REIT)*	33,200	157,368
First Industrial Realty Trust, Inc. (REIT)*	22,300	293,022
iStar Financial, Inc. (REIT)*	4,000	33,120
Lexington Realty Trust (REIT) (a)	14,100	136,206
Medical Properties Trust, Inc. (REIT)	2,300	24,035
MPG Office Trust, Inc. (REIT)*	17,700	59,295
NorthStar Realty Finance Corp. (REIT) (a)	39,000	248,040
Parkway Properties, Inc. (REIT)	3,200	42,784
Pennsylvania Real Estate Investment Trust (REIT)	3,700	58,682
Strategic Hotels & Resorts, Inc. (REIT)*	18,200	109,382
Sunstone Hotel Investors, Inc. (REIT)*	50,300	553,300
Weyerhaeuser Co. (REIT)	2,000	52,280
		3,292,467
Real Estate Management & Development 0.0%
Forestar Group, Inc.*	1,900	31,654
Thrifts & Mortgage Finance 1.5%
Bank Mutual Corp.	9,500	43,225
BofI Holding, Inc.*	5,300	138,065
Citizens South Banking Corp. (a)	3,000	21,000
First Defiance Financial Corp.	5,100	88,026
First Financial Holdings, Inc.	31,000	402,690
Flushing Financial Corp.	8,900	140,620
Ocwen Financial Corp.*	4,300	117,863
Provident Financial Holdings, Inc.	2,100	29,841
		981,330
Health Care 12.0%
Biotechnology 1.3%
Alnylam Pharmaceuticals, Inc.*	6,700	125,893
Onyx Pharmaceuticals, Inc.*	3,100	261,950
PDL BioPharma, Inc. (a)	18,100	139,189
Regeneron Pharmaceuticals, Inc.*	1,800	274,788
		801,820
Health Care Equipment & Supplies 1.8%
Cynosure, Inc. "A"*	13,900	366,682
RTI Biologics, Inc.*	7,500	31,275
Solta Medical, Inc.*	4,000	12,560
STERIS Corp.	11,000	390,170
SurModics, Inc.*	15,700	317,454
		1,118,141
Health Care Providers & Services 5.8%
Amedisys, Inc.* (a)	3,300	45,573
AMN Healthcare Services, Inc.*	27,600	277,656
AmSurg Corp.*	14,200	402,996
Community Health Systems, Inc.*	12,600	367,164
Five Star Quality Care, Inc.*	30,100	153,811
Gentiva Health Services, Inc.* (a)	24,100	272,812
Hanger, Inc.*	3,900	111,267
Health Net, Inc.*	8,000	180,080
HealthSouth Corp.*	9,400	226,164
Magellan Health Services, Inc.*	3,800	196,118
MedCath Corp.*	3,100	4,433
Molina Healthcare, Inc.*	2,400	60,360
PharMerica Corp.*	18,900	239,274
Select Medical Holdings Corp.*	2,200	24,706
Skilled Healthcare Group, Inc. "A"*	5,400	34,722
Sun Healthcare Group, Inc.*	55,200	467,268
Tenet Healthcare Corp.*	30,400	190,608
WellCare Health Plans, Inc.*	7,400	418,470
		3,673,482
Health Care Technology 0.1%
MedAssets, Inc.*	2,700	48,060
Life Sciences Tools & Services 1.4%
Cambrex Corp.*	53,538	628,001
Charles River Laboratories International, Inc.*	2,100	83,160
PAREXEL International Corp.*	6,600	203,016
		914,177
Pharmaceuticals 1.6%
Impax Laboratories, Inc.*	5,700	147,972
POZEN, Inc.*	64,000	424,320
Santarus, Inc.*	39,500	350,760
Warner Chilcott PLC "A"	8,700	117,450
		1,040,502
Industrials 15.5%
Aerospace & Defense 1.7%
GenCorp, Inc.*	20,900	198,341
Huntington Ingalls Industries, Inc.*	14,800	622,340
Sypris Solutions, Inc.	24,400	174,216
Taser International, Inc.*	3,300	19,899
Textron, Inc.	2,300	60,191
		1,074,987
Air Freight & Logistics 0.1%
Park-Ohio Holdings Corp.*	1,700	36,839
Airlines 1.7%
Alaska Air Group, Inc.*	1,100	38,566
Hawaiian Holdings, Inc. "A"*	91,500	511,485
Republic Airways Holdings, Inc.*	42,600	197,238
SkyWest, Inc.	2,000	20,660
U.S. Airways Group, Inc.* (a)	30,000	313,800
		1,081,749
Building Products 1.1%
Gibraltar Industries, Inc.*	11,900	152,558
Griffon Corp.	10,800	111,240
NCI Building Systems, Inc.*	12,500	125,375
Nortek, Inc.*	2,000	109,460
U.S. Home Systems, Inc.	14,200	177,074
		675,707
Commercial Services & Supplies 2.6%
ASTA Funding, Inc.	2,300	21,597
Avery Dennison Corp.	300	9,546
Casella Waste Systems, Inc. "A"*	8,000	34,240
Courier Corp.	1,600	19,552
EnergySolutions, Inc.*	34,000	92,820
G & K Services, Inc. "A"	4,700	147,157
Hudson Technologies, Inc.*	26,400	95,832
Kimball International, Inc. "B"	35,700	436,254
Quad Graphics, Inc. (a)	20,900	354,464
The Brink's Co.	4,700	120,743
TMS International Corp. "A"*	1,800	17,820
U.S. Ecology, Inc.	6,400	138,112
UniFirst Corp.	2,100	140,259
		1,628,396
Construction & Engineering 0.4%
Argan, Inc.	5,800	101,210
Granite Construction, Inc.	1,600	45,952
Sterling Construction Co., Inc.*	8,400	83,832
		230,994
Electrical Equipment 1.0%
AZZ, Inc.	800	30,384
EnerSys*	3,500	123,515
Fushi Copperweld, Inc.*	54,700	497,223
		651,122
Machinery 3.2%
Albany International Corp. "A"	3,500	76,895
American Railcar Industries, Inc.*	6,500	184,210
FreightCar America, Inc.	11,800	209,922
ITT Corp.	20,900	421,135
L.B. Foster Co. "A"	2,500	80,850
Lydall, Inc.*	4,600	64,814
Manitex International, Inc.*	4,200	30,366
Miller Industries, Inc.	600	9,630
Mueller Water Products, Inc. "A"	49,900	244,510
Oshkosh Corp.*	25,000	685,750
Wabtec Corp.	400	32,116
		2,040,198
Professional Services 0.8%
Barrett Business Services, Inc.	5,900	159,890
GP Strategies Corp.*	3,800	73,416
Insperity, Inc.	9,700	244,731
On Assignment, Inc.*	1,400	27,888
		505,925
Road & Rail 0.8%
Covenant Transportation Group, Inc. "A"*	8,100	37,260
RailAmerica, Inc.*	1,800	49,446
Saia, Inc.*	21,600	435,024
		521,730
Trading Companies & Distributors 2.1%
AerCap Holdings NV*	12,900	161,250
Aircastle Ltd.	21,000	237,930
DXP Enterprises, Inc.*	5,500	262,735
GATX Corp.	3,100	131,564
H&E Equipment Services, Inc.	15,500	187,860
United Rentals, Inc.*	11,200	366,352
		1,347,691
Information Technology 15.2%
Communications Equipment 1.9%
Brocade Communications Systems, Inc.*	63,000	372,645
CalAmp Corp.*	14,100	115,761
Comtech Telecommunications Corp.	16,100	445,004
Ixia*	4,800	77,136
Meru Networks, Inc.* (a)	5,800	19,836
Sierra Wireless, Inc.*	3,500	27,230
TESSCO Technologies, Inc.	7,800	165,126
		1,222,738
Computers & Peripherals 1.0%
Avid Technology, Inc.*	17,700	167,442
Cray, Inc.*	17,300	219,710
Western Digital Corp.	900	34,857
Xyratex Ltd.	20,300	186,760
		608,769
Electronic Equipment, Instruments & Components 1.4%
Electro Scientific Industries, Inc.	9,000	109,980
Insight Enterprises, Inc.*	8,700	152,076
Itron, Inc.*	900	38,835
PC Connection, Inc.	7,600	87,476
Power-One, Inc.*	61,600	344,960
SYNNEX Corp.*	1,100	35,838
Vishay Intertechnology, Inc.*	13,400	131,722
		900,887
Internet Software & Services 1.5%
AOL, Inc.*	19,000	669,370
EarthLink, Inc.	25,100	178,712
Velti PLC* (a)	6,300	52,731
Web.com Group, Inc.*	2,800	50,260
		951,073
IT Services 5.1%
Acxiom Corp.*	10,300	188,181
Computer Sciences Corp.	13,800	444,498
Computer Task Group, Inc.*	2,400	38,832
Convergys Corp.	26,200	410,554
CoreLogic, Inc.*	29,700	787,941
CSG Systems International, Inc.*	23,100	519,519
Global Cash Access Holdings, Inc.*	39,600	318,780
Heartland Payment Systems, Inc.	600	19,008
Lender Processing Services, Inc.	18,300	510,387
Pfsweb, Inc.*	5,100	14,739
		3,252,439
Semiconductors & Semiconductor Equipment 2.5%
Amkor Technology, Inc.* (a)	30,400	133,760
Entropic Communications, Inc.*	3,200	18,624
Kulicke & Soffa Industries, Inc.*	66,500	691,600
Magnachip Semiconductor Corp.*	25,500	300,900
PDF Solutions, Inc.*	15,500	211,730
Photronics, Inc.*	31,200	167,544
Rudolph Technologies, Inc.*	3,600	37,800
		1,561,958
Software 1.8%
Deltek, Inc.*	1,900	24,738
ePlus, Inc.*	2,900	113,738
Fair Isaac Corp.	2,500	110,650
Kenexa Corp.*	5,300	242,899
Manhattan Associates, Inc.*	4,100	234,807
Net 1 UEPS Technologies, Inc.*	17,900	161,995
NetScout Systems, Inc.*	1,100	28,061
Solarwinds, Inc.*	3,500	195,090
		1,111,978
Materials 5.5%
Chemicals 1.6%
A. Schulman, Inc.	1,100	26,202
American Vanguard Corp.	2,600	90,480
Georgia Gulf Corp. (a)	13,500	488,970
Landec Corp.*	8,200	93,890
Material Sciences Corp.*	1,500	13,710
Omnova Solutions, Inc.*	31,100	235,427
TPC Group, Inc.*	2,400	97,944
		1,046,623
Construction Materials 0.5%
Eagle Materials, Inc.	7,400	342,324
Containers & Packaging 0.6%
AEP Industries, Inc.*	1,700	103,003
Boise, Inc.	6,100	53,436
Myers Industries, Inc.	6,300	98,406
Packaging Corp. of America	2,700	98,010
		352,855
Metals & Mining 0.6%
Coeur d'Alene Mines Corp.*	10,000	288,300
Friedman Industries, Inc.	6,200	63,178
		351,478
Paper & Forest Products 2.2%
Louisiana-Pacific Corp.*	14,400	180,000
Neenah Paper, Inc.	18,800	538,432
P.H. Glatfelter Co.	27,300	486,213
Resolute Forest Products* (a)	10,600	137,800
Wausau Paper Corp.	5,200	48,152
		1,390,597
Telecommunication Services 1.0%
Diversified Telecommunication Services 0.5%
Cbeyond, Inc.*	11,300	111,418
FairPoint Communications, Inc.* (a)	5,000	37,800
Telecom Argentina SA (ADR)	16,000	160,160
		309,378
Wireless Telecommunication Services 0.5%
Telephone & Data Systems, Inc.	12,096	309,778
Utilities 2.6%
Electric Utilities 1.9%
Great Plains Energy, Inc.	9,700	215,922
MGE Energy, Inc.	3,300	174,867
NV Energy, Inc.	11,200	201,712
PNM Resources, Inc.	15,200	319,656
Portland General Electric Co.	6,400	173,056
UNS Energy Corp.	2,800	117,208
		1,202,421
Independent Power Producers & Energy Traders 0.4%
AES Corp.*	3,500	38,395
GenOn Energy, Inc.*	95,500	241,615
		280,010
Multi-Utilities 0.2%
Black Hills Corp.	3,800	135,166
Water Utilities 0.1%
American Water Works Co., Inc.	1,600	59,296
Total Common Stocks (Cost $57,978,049)		62,291,309

Securities Lending Collateral 8.7%
Daily Assets Fund Institutional, 0.23% (b) (c) (Cost $5,498,619)	5,498,619	5,498,619

Cash Equivalents 1.5%
Central Cash Management Fund, 0.15% (b) (Cost $991,300)	991,300	991,300

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $64,467,968)†	108.6	68,781,228
Other Assets and Liabilities, Net	(8.6)	(5,470,634)
Net Assets	100.0	63,310,594

* Non-income producing security.

† The cost for federal income tax purposes was $64,801,466. At September 30, 2012, net unrealized appreciation for all securities based on tax cost was $3,979,762. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,769,242, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,789,480.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2012 amounted to $5,301,802, which is 8.4% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At September 30, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Russell 2000 Mini Index	USD	12/21/2012	12	1,001,280	(24,245)

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$62,291,309	$—	$—	$62,291,309
Short-Term Investments (d)	6,489,919	—	—	6,489,919
Total	$68,781,228	$—	$—	$68,781,228
Liabilities
Derivatives (e)	$(24,245)	$—	$—	$(24,245)
Total	$(24,245)	$—	$—	$(24,245)

There have been no transfers between fair value measurement levels during the year ended September 30, 2012.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of September 30, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $57,978,049) — including $5,301,802 of securities loaned	$62,291,309
Investment in Daily Assets Fund Institutional (cost $5,498,619)*	5,498,619
Investment in Central Cash Management Fund (cost $991,300)	991,300
Total investments in securities, at value (cost $64,467,968)	68,781,228
Cash	6,625
Deposit with broker for futures contracts	102,492
Receivable for Fund shares sold	7,153
Dividends receivable	86,023
Interest receivable	9,825
Other assets	14,575
Total assets	69,007,921
Liabilities
Payable upon return of securities loaned	5,498,619
Payable for Fund shares redeemed	11,418
Payable for variation margin on futures contracts	24,245
Accrued management fee	34,710
Accrued Trustees' fee	778
Other accrued expenses and payables	127,557
Total liabilities	5,697,327
Net assets, at value	$63,310,594
Net Assets Consist of
Undistributed net investment income	216,987
Net unrealized appreciation (depreciation) on investments	4,313,260
Futures	(24,245)
Accumulated net realized gain (loss)	(16,721,240)
Paid-in capital	75,525,832
Net assets, at value	$63,310,594

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2012 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($7,714,055 ÷ 414,011 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$18.63
Maximum offering price per share (100 ÷ 94.25 of $18.63)	$19.77
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($929,185 ÷ 55,954 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$16.61
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($809,067 ÷ 48,632 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$16.64
Class S Net Asset Value, offering and redemption price(a) per share ($53,858,287 ÷ 2,798,582 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$19.24

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended September 30, 2012
Investment Income
Income: Dividends (net of foreign taxes withheld of $419)	$947,650
Income distributions — Central Cash Management Fund	801
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	80,382
Total income	1,028,833
Expenses: Management fee	430,634
Administration fee	64,757
Services to shareholders	165,332
Distribution and service fees	36,290
Custodian fee	23,147
Audit and tax fees	52,900
Legal fees	10,744
Reports to shareholders	38,956
Registration fees	48,920
Trustees' fees and expenses	4,363
Other	12,880
Total expenses before expense reductions	888,923
Expense reductions	(55,939)
Total expenses after expense reductions	832,984
Net investment income (loss)	195,849
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	7,430,367
Futures	159,764
7,590,131
Change in net unrealized appreciation (depreciation) on: Investments	11,973,623
Futures	62,656
12,036,279
Net gain (loss)	19,626,410
Net increase (decrease) in net assets resulting from operations	$19,822,259

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$195,849	$(47,184)
Net realized gain (loss)	7,590,131	12,484,264
Change in net unrealized appreciation (depreciation)	12,036,279	(13,604,797)
Net increase (decrease) in net assets resulting from operations	19,822,259	(1,167,717)
Distributions to shareholders from: Net investment income: Class S	—	(135,760)
Total distributions	—	(135,760)
Fund share transactions: Proceeds from shares sold	5,775,872	10,479,465
Reinvestment of distributions	—	130,870
Payments for shares redeemed	(23,309,096)	(17,025,495)
Redemption fees	27	616
Net increase (decrease) in net assets from Fund share transactions	(17,533,197)	(6,414,544)
Increase (decrease) in net assets	2,289,062	(7,718,021)
Net assets at beginning of period	61,021,532	68,739,553
Net assets at end of year (including undistributed net investment income of $216,987 and $0, respectively)	$63,310,594	$61,021,532

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended September 30,
Class A	2012		2011		2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$13.84		$14.44		$13.24		$14.75		$21.77
Income (loss) from investment operations: Net investment income (loss)a	.03		(.05)		(.04)		.01		(.02)
Net realized and unrealized gain (loss)	4.76		(.55)		1.25		(1.51)		(4.09)
Total from investment operations	4.79		(.60)		1.21		(1.50)		(4.11)
Less distributions from: Net investment income	—		—		(.01)		(.01)		—
Net realized gains	—		—		—		(.00	)*	(2.91)
Total distributions	—		—		(.01)		(.01)		(2.91)
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00 *
Net asset value, end of period	$18.63		$13.84		$14.44		$13.24		$14.75
Total Return (%)b	34.61	c	(4.16	)c	9.14	c	(10.10	)c	(21.02)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8		6		6		5		6
Ratio of expenses before expense reductions (%)	1.62		1.60		1.68		1.91		1.58
Ratio of expenses after expense reductions (%)	1.48		1.55		1.64		1.52		1.58
Ratio of net investment income (loss) (%)	.15		(.31)		(.29)		.14		(.13)
Portfolio turnover rate (%)	379		259		297		434		304
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended September 30,
Class B	2012	2011	2010	2009	2008
Selected Per Share Datac
Net asset value, beginning of period	$12.43	$13.07	$12.06	$13.52	$20.32
Income (loss) from investment operations: Net investment income (loss)a	(.10)	(.13)	(.13)	(.06)	(.13)
Net realized and unrealized gain (loss)	4.28	(.51)	1.14	(1.40)	(3.76)
Total from investment operations	4.18	(.64)	1.01	(1.46)	(3.89)
Less distributions from: Net realized gains	—	—	—	(.00 )*	(2.91)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$16.61	$12.43	$13.07	$12.06	$13.52
Total Return (%)b,c	33.63	(4.90)	8.37	(10.75)	(21.49)
Ratios to Average Net Assets and Suppleme79ntal Data
Net assets, end of period ($ millions)	1	1	1	1	2
Ratio of expenses before expense reductions (%)	2.39	2.37	2.49	2.87	2.44
Ratio of expenses after expense reductions (%)	2.23	2.30	2.39	2.27	2.25
Ratio of net investment income (loss) (%)	(.66)	(1.06)	(1.04)	(.60)	(.80)
Portfolio turnover rate (%)	379	259	297	434	304
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended September 30,
Class C	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$12.45	$13.09	$12.08	$13.55	$20.39
Income (loss) from investment operations: Net investment income (loss)a	(.10)	(.14)	(.13)	(.06)	(.13)
Net realized and unrealized gain (loss)	4.29	(.50)	1.14	(1.41)	(3.80)
Total from investment operations	4.19	(.64)	1.01	(1.47)	(3.93)
Less distributions from: Net realized gains	—	—	—	(.00 )*	(2.91)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$16.64	$12.45	$13.09	$12.08	$13.55
Total Return (%)b,c	33.65	(4.89)	8.36	(10.80)	(21.64)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	1	1
Ratio of expenses before expense reductions (%)	2.39	2.37	2.41	2.77	2.35
Ratio of expenses after expense reductions (%)	2.23	2.30	2.39	2.27	2.35
Ratio of net investment income (loss) (%)	(.63)	(1.06)	(1.04)	(.60)	(.90)
Portfolio turnover rate (%)	379	259	297	434	304
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended September 30,
Class S	2012		2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$14.26		$14.86	$13.58	$15.20	$22.31
Income (loss) from investment operations: Net investment income (loss)a	.06		(.00 )*	.00 *	.02	.04
Net realized and unrealized gain (loss)	4.92		(.57)	1.29	(1.59)	(4.18)
Total from investment operations	4.98		(.57)	1.29	(1.57)	(4.14)
Less distributions from: Net investment income	—		(.03)	(.01)	(.05)	(.06)
Net realized gains	—		—	—	(.00 )*	(2.91)
Total distributions	—		(.03)	(.01)	(.05)	(2.97)
Redemption fees	.00	*	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$19.24		$14.26	$14.86	$13.58	$15.20
Total Return (%)	34.92	b	(3.85)	9.51	(10.20)	(20.64)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54		54	61	62	74
Ratio of expenses before expense reductions (%)	1.31		1.24	1.31	1.52	1.21
Ration of expenses after expense reductions (%)	1.23		1.24	1.31	1.52	1.21
Ratio of net investment income (loss) (%)	.35		(.00 )*	.04	.15	.24
Portfolio turnover rate (%)	379		259	297	434	304
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Small Cap Core Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2012, the Fund had a net tax basis capital loss carryforward of approximately $16,412,000 of pre-enactment losses, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until September 30, 2017 ($4,092,000) and September 30, 2018 ($12,320,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, investments in futures contracts and certain securities sold at loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$216,987
Capital loss carryforward	$(16,412,000)
Net unrealized appreciation (depreciation) on investments	$3,979,762

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2012	2011
Distributions from ordinary income*	$—	$135,760

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital for tax reporting purposes.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2012, the Fund entered into futures contracts to keep cash on hand to meet shareholder redemptions or other needs, while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $1,001,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Liability Derivative	Futures Contracts
Equity Contracts (a)	$(24,245)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$159,764

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$62,656

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended September 30, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $242,950,741 and $260,236,104, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.665%
Next $500 million of such net assets	.615%
Over $1.0 billion of such net assets	.565%

Accordingly, for the year ended September 30, 2012, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.665% of the Fund's average daily net assets.

For the period from October 1, 2011 through September 30, 2012, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.48%
Class B	2.23%
Class C	2.23%
Class S	1.23%

Effective October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.40%
Class B	2.15%
Class C	2.15%
Class S	1.15%

Administration Fee. Pursuant to an Administrative Service Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2012, the Administration Fee was $64,757, of which $5,219 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2012
Class A	$12,932	$10,162	$—
Class B	3,008	1,652	678
Class C	1,766	1,319	196
Class S	105,580	42,806	13,522
	$123,286	$55,939	$14,396

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2012
Class B	$7,728	$597
Class C	6,343	494
	$14,071	$1,091

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2012	Annual Effective Rate
Class A	$17,553	$4,800	.25%
Class B	2,566	584	.25%
Class C	2,100	530	.25%
	$22,219	$5,914

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2012 aggregated $253.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the year ended September 30, 2012, the CDSC for Class B and Class C shares aggregated $808 and $9, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $14,953, of which $8,530 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended September 30, 2012, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $8,916.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2012.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	116,348	$2,004,945	136,551	$2,294,123
Class B	665	10,004	2,097	32,512
Class C	7,455	114,336	19,385	295,864
Class S	202,526	3,646,587	468,503	7,856,966
		$5,775,872		$10,479,465
Shares issued to shareholders in reinvestment of distributions
Class S	—	$—	7,691	$130,870
		$—		$130,870
Shares redeemed
Class A	(108,833)	$(1,879,844)	(138,603)	$(2,292,962)
Class B	(27,026)	(409,806)	(21,186)	(319,547)
Class C	(15,472)	(238,713)	(21,523)	(321,960)
Class S	(1,168,047)	(20,780,733)	(799,317)	(14,091,026)
		$(23,309,096)		$(17,025,495)
Redemption fees		$27		$616
Net increase (decrease)
Class A	7,515	$125,107	(2,052)	$1,161
Class B	(26,361)	(399,802)	(19,089)	(287,035)
Class C	(8,017)	(124,377)	(2,138)	(26,096)
Class S	(965,521)	(17,134,125)	(323,123)	(6,102,574)
		$(17,533,197)		$(6,414,544)

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investment Trust and the Shareholders of DWS Small Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Small Cap Core Fund (the "Fund") at September 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 21, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2012 to September 30, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/12	$1,009.80	$1,006.70	$1,006.70	$1,011.00
Expenses Paid per $1,000*	$7.44	$11.19	$11.19	$6.18
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/12	$1,017.60	$1,013.85	$1,013.85	$1,018.85
Expenses Paid per $1,000*	$7.47	$11.23	$11.23	$6.21

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Small Cap Core Fund	1.48%	2.23%	2.23%	1.23%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates approximately $1,087,000, or the maximum amount allowable under the law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of DWS Small Cap Core Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2012.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A net expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of September 30, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	103	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	SZCAX	SZCBX	SZCCX	SSLCX
CUSIP Number	23338J 681	23338J 673	23338J 665	23338J 640
Fund Number	439	639	739	2339

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DSCCF-2
(R-024424-2 11/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SMALL CAP CORE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$50,651	$0	$0	$0
2011	$48,885	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$56,300	$0	$56,300
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Small Cap Core Fund, a series of DWS Investment Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 29, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 29, 2012